Exhibit 10.26AA

THIS DOCUMENT CONTAINS INFORMATION WHICH HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.  SUCH EXCLUDED INFORMATION IS IDENTIFIED BY BRACKETS AND MARKED WITH (***).

THIRTY-FIRST AMENDMENT

TO

CONSOLIDATED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS OPERATING, LLC

SCHEDULE AMENDMENT

This Thirty-first Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Charter Communications Operating, LLC, a Delaware limited liability company (“Customer”).  CSG and Customer entered into that certain Consolidated CSG Master Subscriber Management System Agreement effective as of August 1, 2017 (CSG document no. 4114281), as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

1.

Customer desires to use and CSG agrees to provide to Customer, for Customer’s Connected Subscribers and Non-ACP Subscribers, poly-window remittance envelopes, as described herein, under the Agreement.
Therefore, upon execution of this Amendment, the following changes are hereby made to the Agreement.

a)

Schedule F, “Fees,” Section 1, "CSG Services," Subsection III, “Payment Procurement,” Subsection A., “Direct Solutions (Print and Mail),” Subsection 8, “Materials, ” Line Item 2, “Remittance Envelopes” of the Agreement shall be amended to add the following new subsection (iv):

8. Materials (Note 32)
2. Remittance Envelopes
iv. Remittance Envelope (CSG standard #9 (CSG ESP 51935) (Note 33)	[********]	$[******]

Note 33: The fee is an [******] to the fee that Customer is currently paying for a generic #9 remittance envelope with an open window.

Exhibit 10.26AA

THIS AMENDMENT is executed on the days and year last signed below to be effective as of the date last signed below (the "Effective Date").

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Mike Ciszek	By: /s/ Gregory L. Cannon
Title: SVP - Billing Strategy and Operation	Title: Gregory L. Cannon
Name: Mike Ciszek	Name: SVP, Secretary & General Counsel
Date: 7/12/19	Date: 7/15/19